CONSENT AND AMENDMENT NO. 4


     CONSENT AND AMENDMENT NO. 4 dated as of August 15, 1997 between FRONTIERVISION OPERATING PARTNERS, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"), each of the lenders that is a signatory hereto identified under the caption "Lenders" on the signature pages hereto and THE CHASE MANHATTAN BANK, as administrative agent for said lenders (in such capacity, the "Administrative Agent").

     The Company, the Lenders, the Administrative Agent, J.P. Morgan Securities Inc., as Syndication Agent, and CIBC Inc., as Managing Agent, are parties to an Amended and Restated Credit Agreement dated as of April 9, 1996 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Lenders to the Company in an aggregate principal or face amount not exceeding $265,000,000.

     The Company has requested that the Credit Agreement be modified in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Consent and Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

     A. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     B. Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent such definitions are not presently set forth in said Section 1.01) and amending in their entirety the following definitions (to the extent such definitions are presently set forth in said Section 1.01), as follows:

     "A-R Acquisition" shall mean the proposed acquisition by the Company of CATV Systems in Maine from A-R Cable Services-ME, Inc. pursuant to the A-R Acquisition Agreement.

     "A-R Acquisition Agreement" shall mean the Asset Purchase Agreement dated as of May 8, 1997 between A-R Cable Services-ME, Inc. and the Company (as such Asset Purchase Agreement may be modified and supplemented and in effect from time to time).

     "Basic Documents" shall mean, collectively, the Loan Documents, the A-R Acquisition Agreement, the Cox Acquisition Agreement, the Triax Acquisition Agreement, the ACE Acquisition Agreement, the Triax I Acquisition Agreement and the TCI - NE Acquisition Agreement.

     "Bedford Acquisition" shall mean the proposed acquisition by the Company of CATV Systems in Michigan from PCI One Incorporated ("PCI"), pursuant to the Asset Purchase Agreement dated as of June 10, 1997 between PCI and the Company (as such Asset Purchase Agreement may be modified and supplemented and in effect from time to time).

     "Change of Control" shall mean that the Company or FrontierVision Capital shall be required pursuant to the provisions of the Senior Subordinated Debt Documents (or any other agreement or instrument relating to or providing for any other Subordinated Indebtedness), or FrontierVision Holdings, L.P. or FrontierVision Holdings Capital Corporation under the Zero Coupon Debt Documents, shall be required, to redeem or repurchase, or make an offer to redeem or repurchase, all or any portion of the Senior Subordinated Debt (or such Subordinated Indebtedness, as the case may be), or the Zero Coupon Debt, as a result of a change of control (however defined).

     "Equity Issuance" shall mean (a) any issuance or sale by the Company or any of its Subsidiaries, or by FrontierVision LP or any of its Subsidiaries, after the Closing Date of (i) any of its partnership interests (whether as a general or a limited partner) or of its capital stock (other than any such partnership interests or capital stock issued to directors, officers or employees of the Company or any of its Subsidiaries or FrontierVision LP or any of its Subsidiaries), (ii) any warrants or options exercisable in respect of its capital stock or its partnership interests (other than any warrants or options issued to directors, officers or employees of the Company or any of its Subsidiaries, or FrontierVision LP or any of its Subsidiaries, and any partnership interests of the Company, or FrontierVision LP or any of its Subsidiaries, issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Company or any of its Subsidiaries, or FrontierVision LP or any of its Subsidiaries, or (b) the receipt by the Company or any of its Subsidiaries, or FrontierVision LP or any of its Subsidiaries, after the Closing Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by any Subsidiary of the Company to the Company or any Wholly Owned Subsidiary of the Company or (y) any capital contribution by the Company or any Wholly Owned Subsidiary of the Company to any Subsidiary of the Company. In the case of FrontierVision LP, the term "Equity Issuance" shall include the issuance of Notes by FrontierVision LP, and the making of Loans to FrontierVision LP, pursuant to the Limited Partnership Interest and Note Purchase Agreement dated as of July 28, 1995 between FrontierVision LP, FVP GP, L.P. and the Investors named therein (including, without limitation, the Initial Equityholders).

     "New  Acquisition"  shall  mean  the A-R  Acquisition,  Phoenix  Grassroots
Acquisition,   the  Triax  Acquisition,   the  ACE  Acquisition,  the  Penn/Ohio
Acquisition, the Triax I Acquisition and the TCI - NE Acquisition.

     "Reorganization Transactions" shall have the meaning assigned to such term in Section 3 of the Consent and Amendment No. 4 hereto.

     "Subsequent Acquisition Agreement" shall mean the A-R Acquisition Agreement, the Phoenix Grassroots Acquisition Agreement, the Triax Acquisition Agreement, the ACE Acquisition Agreement, the Penn/Ohio Acquisition Agreement, the Triax I Acquisition Agreement, the TCI - NE Acquisition Agreement and each other agreement pursuant to which a Subsequent Acquisition shall be consummated, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

     "Zero Coupon Debt" shall mean the Indebtedness of FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation in respect of the notes issued pursuant to Zero Coupon Debt Indenture.

     "Zero Coupon Debt Documents" shall mean the Zero Coupon Debt Indenture, the securities or other instruments evidencing the Zero Coupon Debt and all other documents, instruments and agreements executed and delivered in connection with the original issuance of the Zero Coupon Debt, in each case, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

     "Zero Coupon Debt Indenture" shall mean the Indenture to be entered into by FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation, as Issuers, and an indenture trustee to be designated, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

     C. EBITDA  Definition.  The third sentence in the definition of "EBITDA" in
Section 1.01 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (J) thereof and by adding the following paragraphs (L) and
(M) thereto:

          "(L) for periods prior to the date of the Bedford Acquisition, EBITDA for each day during such period attributable to the CATV Systems acquired pursuant to the Bedford Acquisition shall be deemed to be equal to $4,605.00 (determined by the Company as provided in Schedule XIII hereto).

          (M) for periods prior to the date of the A-R Acquisition, EBITDA for each day during such period attributable to the CATV Systems acquired pursuant to the A-R Acquisition shall be deemed to be equal to $22,710.00 (determined by the Company as provided in Schedule XIII hereto)."

     D. Equity Issuance Prepayment. Section 2.09(b) of the Credit Agreement is hereby amended by adding a new paragraph at the end thereof to read as follows:

          "Notwithstanding the foregoing provisions of this Section 2.09(b), the Company shall not be required to make a prepayment from the Net Available Proceeds of the Equity Issuance representing the proceeds of the Zero Coupon Debt, so long as such proceeds are (i) applied to the prepayment of the Revolving Credit Loans (but without reduction of Commitments) and (ii) to the extent of any excess over the amount of such prepayment of Revolving Credit Loans, held by the Administrative Agent in the Collateral Account pending withdrawal by the Company from time to time for purposes not prohibited by this Agreement."

     E. Section 7.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "7.14 CAPITALIZATION. The Company has heretofore delivered to the Administrative Agent (in sufficient copies for each Lender) and the other Agents a true and complete copy of the Partnership Agreement; the only General Partner of the Company on the date hereof is FrontierVision LP and, after giving effect to the Reorganization Transactions, the only General Partner of the Company will be FrontierVision Holdings, L.P.; and the only Limited Partner of the Company on the date hereof (or after giving effect to the Reorganization Transactions) is FrontierVision. As of the date hereof, except as set forth on Schedule IX hereto, (x) there are no outstanding Equity Rights with respect to the Company and (y) there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any partnership or other equity interests in the Company nor are there any outstanding obligations of the Company or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Company or any of its Subsidiaries."

     F. Section 8.07 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

          "Anything in this Agreement to the contrary notwithstanding, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly Guarantee any Indebtedness of FrontierVision Holdings, L.P. or FrontierVision Holdings Capital Corporation if, as a result thereof, the Company or any of its Subsidiaries would become obligated under the Zero Coupon Debt Indenture to Guarantee the obligations of FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation in respect of the Zero Coupon Debt."

     G. Section 8.08 of the Credit Agreement is hereby amended by substituting "; and" for the period at the end of paragraph (j) thereof and by adding the following paragraph (k) thereto:

          "(k) additional Investments in an aggregate amount up to but not exceeding $5,000,000 at any one time outstanding (the aggregate amount of an Investment at any one time for purposes hereof to be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment, provided that the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment), it being understood that the Company shall not be required to pledge any of such Investments as collateral security pursuant to the Security Documents."

     H. Section 8.13 of the Credit Agreement is hereby amended by adding a new paragraph (d) at the end thereof to read as follows:

          "(d) The Company will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Zero Coupon Debt, except for regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Zero Coupon Debt."

     I. Clauses (i) and (ii) of Section 8.18 of the Credit Agreement is hereby amended in their entirety to read as follows:

          "(i) any Senior Subordinated Debt Document or any other agreement, instrument or other document evidencing or relating to Subordinated Indebtedness (other than the cancellation of UVC Notes in accordance with Section 8.13(b)(1) hereof) or any Zero Coupon Debt Document,

          (ii) any Initial Acquisition Agreement, the A-R Acquisition Agreement, the Cox Acquisition Agreement, the Triax Acquisition Agreement or the ACE Acquisition Agreement either to increase the aggregate consideration payable by the Company thereunder or any other provision of such Agreements (or of any agreement executed in connection therewith) to the extent the same would materially adversely affect the Lenders or the Administrative Agent (or the rights of the Lenders or the Administrative Agent under any of the Loan Documents), or"

     J. Certain Events of Default. Clause (i) of Section 9(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) Prior to the Reorganization Transactions, FrontierVision LP (and, after the Reorganization Transactions, FrontierVision Holdings, L.P.) shall cease to either (x) own general partnership interests in the Company representing at least 99.9% of the aggregate partnership interests in the Company not constituting Other Equity Interests or (y) be the sole general partner of the Company; or at any time FrontierVision and holders of Other Equity Interests shall cease to be the sole limited partners of the Company; or, after the Reorganization Transactions, FrontierVision LP shall cease to own, directly or indirectly through one or more Wholly-Owned Subsidiaries, all of the equity interests in FrontierVision Holdings, L.P.; or"

     K. Schedule XIII. The Credit Agreement is hereby amended by adding Schedule XIII hereto as Schedule XIII thereto.

     Section 3. Consents. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, but effective as of the date hereof:

          A. Reorganization Transactions. Each of the Lenders hereby consents to the creation by FrontierVision LP of a new, wholly-owned limited partnership subsidiary to be named FrontierVision Holdings, L.P. to which all of the equity interests now held by FrontierVision LP in the Company and in FrontierVision shall be transferred so as to result in the ownership structure set forth in Annex 1 hereto (the transactions necessary to effect such structure being herein called the "Reorganization Transactions"), such consent of the Lenders being subject to (i) the execution and delivery by all relevant parties of such pledge and guaranty agreements as the Administrative Agent shall reasonably request and as shall be necessary to provide for the pledge by FrontierVision Holdings, L.P. and FrontierVision of all of the equity interests from time to time held by them in the Company, and for the pledge by FrontierVision Holdings, L.P. of all of the issued and outstanding shares of stock of FrontierVision, as collateral security for, and the guaranty by such entities of, the obligations of the Borrower under the Credit Agreement on substantially the same terms and conditions as presently provided in the Partner Pledge Agreement and the Stock Pledge Agreement and (ii) the delivery to the Administrative Agent of such proof of corporate, partnership and other action, and opinions of counsel with respect thereto, as the Administrative Agent shall have reasonably requested.

          B. Zero Coupon Debt. Each of the Lenders hereby consents to issuance by FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation of the Zero Coupon Debt on the terms and conditions set forth in the Description of Notes in substantially the form of the draft thereof dated August 6, 1997, 10:04 PM, previously delivered to the Administrative Agent, so long as (i) the entire Net

     Available Proceeds thereof are contributed to the Company as additional equity capital immediately following such issuance, (ii) such Zero Coupon Debt has a minimum maturity (without amortization) of at least ten years and provides for interest to accrete (and not be payable in cash) during the first four years thereof, (iii) the Zero Coupon Debt Indenture permits the prepayment of Loans hereunder upon the occurrence of a Disposition as provided in Section 2.09(d) hereof regardless of whether or not the obligations of the Company and its Subsidiaries in respect of the Loans hereunder are deemed to be secured by the assets of the Company and its Subsidiaries that are the subject of such Disposition and (iv) none of the Company nor any of its Subsidiaries is directly or indirectly obligated in respect of a Guarantee of such Zero Coupon Debt.

          C. A-R Acquisitions. Each of the Lenders hereby consents to the consummation of the A-R Acquisition, so long as the same is consummated in all material respects as provided in the A-R Acquisition Agreement.

          Section 4. Representations and Warranties. The Company represents and warrants to the Lenders that, after giving effect to each of the amendments set forth in Section 2 hereof, and the consents set forth in Section 3 hereof:

          (a) no Default has occurred and is continuing; and

          (b) the representations and warranties made by the Company in Section 7 of the Credit Agreement, and by each Obligor in each of the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in the Credit Agreement to "this Agreement" or "the Credit Agreement" included reference to this Consent and Amendment No. 4.

          Section 5. Conditions Precedent. As provided in Sections 2 and 3 hereof, the amendments to the Credit Agreement set forth in said Section 2 and the consents set forth in said Section 3 shall each become effective, as of the date hereof, upon the satisfaction of the condition precedent that the Administrative Agent shall have notified the Company that the Administrative Agent has received the following (each in form and substance satisfactory to it):

          A. Execution and Delivery, Etc. This Consent and Amendment No. 4, duly executed by the Company, each Lender and the Administrative Agent.

          B. Fees and Expenses. Payment of such fees and expenses that the Company shall have agreed to pay in connection with the transactions contemplated hereby.

          C. Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

     Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Consent and Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Consent and Amendment No. 4 by signing any such counterpart. This Consent and Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

                  FRONTIERVISION OPERATING PARTNERS, L.P.

                  By: Frontiervision Partners, L.P., as general partner of FrontierVision Operating Partners, L.P.

                           By:      FVP GP, L.P., as general partner of
                                    FrontierVision Partners, L.P.

                           By: FrontierVision Inc., as general partner of FVP GP,L.P.


                                    By____________________________
                                      Title:

                                     LENDERS


THE CHASE MANHATTAN BANK                     MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK


By______________________                     By____________________
  Title:                                       Title:


CIBC INC.                                    FIRST NATIONAL BANK OF CHICAGO


By______________________                     By____________________
  Title:                                       Title:


UNION BANK, a division of Union              BANK OF MONTREAL
Bank of California, N.A.

By______________________                     By____________________
  Title:                                       Title:


FLEET NATIONAL BANK                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST

By______________________                     By____________________
  Title:                                       Title:


OCTAGON CREDIT INVESTORS LOAN                THE LONG-TERM CREDIT BANK OF
  PORTFOLIO                                   JAPAN, LTD., LOS ANGELES AGENCY


By______________________                     By____________________
  Title:                                       Title:

PILGRIM PRIME RATE TRUST                      BANQUE FRANGAIS DU COMMERCE
                                               EXTIRIEUR


By______________________                     By____________________
  Title:                                       Title:


                                             By____________________
                                               Title:


MERRILL LYNCH SENIOR FLOATING                ML CBO IV (CAYMAN LTD.)
  RATE FUND, INC.                            By Protective Asset Management Co.,
                                             as Collateral Manager


By______________________                     By____________________
  Title:                                       Title:


CITIZENS SAVINGS BANK                        INDOSUEZ CAPITAL FUNDING II,
                                              LIMITED


By______________________                     By____________________
  Title:                                       Title:


MERRILL LYNCH PRIME RATE                     COOPERATIEVE CENTRALE RAIFFEISEN-
  PORTFOLIO                                   BOERENLEENBANK B.A., "RABOBANK
                                              NEDERLAND", NEW YORK BRANCH


By______________________                     By____________________
  Title:                                       Title:

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA


By_______________________
  Title:


                            THE ADMINISTRATIVE AGENT

                            THE CHASE MANHATTAN BANK, as
                             Administrative Agent


                             By____________________________
                               Title:

CONSENTED TO AND AGREED:

FRONTIERVISION CAPITAL CORPORATION


By_________________________________
  Title: